UNITED STATES
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

AMENDMENT NO. 1
TO
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities ExchangeAct of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:
 ☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

 ☒ DefinitiveAdditional Materials
 ☐ Soliciting Material Pursuant to §240.14a-12

Dime Community Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per ExchangeAct Rules 14a-6(i)(1) and 0-11

898 Veterans Memorial Highway Suite 560 Hauppauge, NY 11788 1.800.321.DIME (3463) dime.com

Dear Stockholder:

You previously received the Dime Community Bancshares, Inc. (the “Company” or “Dime”) proxy statement dated April 7, 2025 (the “Proxy Statement”) in connection with the annual meeting of stockholders to be held on May 22, 2025. Included with these materials was a proxy card for stockholders to vote on three proposals described in the Proxy Statement.

We are writing to inform you that Proposal 1 contained a misprint referencing the 2025 Annual Meeting of Shareholders and should have referenced the 2026 Annual Meeting of Shareholders and therefore should read in part:

1) Election of the following eleven nominees for Directors for terms to expire at the 2026 Annual Meeting of Shareholders:

Also enclosed is an amended proxy card, which may be used by stockholders to vote on all three proposals.

If you have already voted and do not submit a new (amended) proxy card, your previously submitted proxy will be voted at the annual meeting with respect to all three proposals as if there was no misprint.

PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD, IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that was mailed to you or, if you requested printed copies of the proxy materials, you can also vote by mail or on the Internet as instructed on the proxy card that you received. You may revoke your proxy and vote in person if you decide to attend the meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Dime.

Sincerely,

Judy Wu
General Counsel and Corporate Secretary

April 21, 2025

DIME COMMUNITY BANCSHARES, INC. 898 VETERANS MEMORIAL HIGHWAY HAUPPAUGE, NEW YORK 11788 ATTN: INVESTOR RELATIONS	SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 21, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/DCOM2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. The meeting will be held on May 22, 2025 at 10:00 A.M. Eastern Time.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 21, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V74203-P25740                                    KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DIME COMMUNITY BANCSHARES, INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
Proposals 1, 2, and 3 are proposed by Dime Community Bancshares, Inc. (the "Company"). The Board of Directors unanimously recommends a vote "FOR" all of the nominees in Proposal 1 and a vote "FOR" Proposals 2 and 3.
	☐	☐	☐

1.	Election of the following eleven nominees for Directors for terms to expire at the 2026 Annual Meeting of Shareholders:
	NOMINEES: 01) Kenneth J. Mahon 02) Paul M. Aguggia 03) Rosemarie Chen 04) Judith H. Germano 05) Matthew A. Lindenbaum 06) Stuart H. Lubow	07) Albert E. McCoy, Jr. 08) Raymond A. Nielsen 09) Joseph J. Perry 10) Kevin Stein 11) Dennis A. Suskind

		For	Against	Abstain
2.	Ratification of the appointment of Crowe LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐

3.	Approval, by a non-binding advisory vote, of the compensation of the Company's Named Executive Officers.	☐	☐	☐
The proxies are authorized to vote upon such other business as may come before the Annual Meeting or any adjournment or postponement thereof in such manner as shall be determined by a majority of the Board of Directors.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and the Proxy Statement, both dated April 7, 2025 for the Annual Meeting.

Please note the Annual Meeting is being held as a virtual meeting.

Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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V74204-P25740

DIME COMMUNITY BANCSHARES, INC.

This Proxy is solicited on behalf of the Board of Directors of Dime Community Bancshares, Inc. for the Annual Meeting of Shareholders to be held on May 22, 2025.

The undersigned shareholder of Dime Community Bancshares, Inc. hereby appoints Judy Wu to represent and to vote as proxies, as designated on the reverse side, all shares of common stock of Dime Community Bancshares, Inc. held of record by the undersigned on March 25, 2025, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 A.M., Eastern Time, on May 22, 2025, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the Annual Meeting of Shareholders and Proxy Statement, both dated April 7, 2025, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the election of all nominees in Proposal 1 and FOR Proposals 2 and 3. If this proxy is executed in such a way as not to withhold authority to vote for the election of any nominee, this proxy shall be deemed to grant such authority.

(Continued and to be signed on reverse side)